INVESCO ADVANTAGE SERIES FUNDS, INC.

                             INVESCO ADVANTAGE FUND

                            Supplement to Prospectus

                               Dated July 1, 2000

The Fund's distributor will solicit orders to purchase Fund shares during an initial offering period from July 24, 2000 to August 24, 2000 (the "Subscription Period"). Orders received during the Subscription Period will be accepted by the Fund and invested at the initial public offering price of $10 per share on August 24, 2000. Payments accompanying orders received during the Subscription Period will be held by the Fund's transfer agent uncashed and uninvested until that time.

Shares of the Fund will not be available to the public prior to the Fund's commencement of its public offering of shares except through the subscription offer. The Fund will close sales to new investors following the Subscription Period (the "Closed Period"). The length of the Closed Period will depend upon the amount invested during the Subscription Period, with the exact length of time to be determined by INVESCO at the close of the Subscription Period. After the Subscription Period, broker-dealers, including INVESCO Distributors, Inc. and other financial intermediaries, receive remuneration for sales of shares of the Fund, as well as recordkeeping and shareholder servicing of purchases of the Fund's Shares.

The date of this Supplement is July 10, 2000.